Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Significant Accounting Policies [Abstract]
Significant Accounting Policies

Note 2. Significant Accounting Policies

Basis of Consolidation and Combination

Our financial statements include amounts and disclosures related to the stand-alone financial statements and accounting records of Frontdoor after the Spin-off (“consolidated”) in combination with amounts and disclosures that have been derived for our business from the consolidated financial statements and accounting records of ServiceMaster for the periods prior to the completion of the Spin-off (“combined”).  Any references to our financial statements, financial data and operating data refer to our accompanying consolidated and combined financial statements unless otherwise noted. All intercompany transactions have been eliminated.

Use of Estimates

The preparation of the combined financial statements requires management to make certain estimates and assumptions required under U.S. GAAP that may differ from actual results. The more significant areas requiring the use of management estimates relate to revenue recognition; the allowance for uncollectible receivables; accruals for home service plans; accruals for income tax liabilities as well as deferred tax accounts; the deferral and amortization of customer acquisition costs; stock-based compensation; useful lives for depreciation and amortization expense; the valuation of marketable securities; and the valuation of tangible and intangible assets.

Revenue

Home service plan contracts are typically one year in duration. Home service plan claims costs are expensed as incurred. We recognize revenue over the life of these contracts in proportion to the expected direct costs. Those costs bear a direct relationship to the fulfillment of our obligations under the contracts and are representative of the relative value provided to the customer (measurement of progress towards completion method). We regularly review our estimates of claims costs and adjust the estimates when appropriate.

Revenues are presented net of sales taxes collected and remitted to government taxing authorities on the consolidated and combined statements of operations and comprehensive income.

We record a receivable related to revenue recognized on services once we have an unconditional right to invoice and receive payment in the future related to the services provided. When revenue is recognized on monthly-pay customers before being billed, a contract asset is created. Deferred revenue represents a contract liability and is recognized when cash payments are received in advance of the performance of services, including when the amounts are refundable. Amounts are recognized as revenue in proportion to the costs expected to be incurred in performing services under our contracts.

Allowance for Uncollectible Receivables

The allowance for uncollectible receivables is developed based on several factors, including overall customer credit quality, historical write-off experience and specific account analyses that project the ultimate collectability of the outstanding balances. As such, these factors may change over time causing the reserve level to vary.

Deferred Customer Acquisition Costs

Customer acquisition costs, which are incremental and direct costs of obtaining a customer, are deferred and amortized over the expected customer relationship period in proportion to revenue recognized. These costs include sales commissions and direct selling costs which can be shown to have resulted in a successful sale. Deferred customer acquisition costs were $21 million and $18 million as of December 31, 2018 and 2017, respectively.

Advertising

Advertising costs are expensed when the advertising occurs. Advertising expense is included in Selling and administrative expenses on the combined statements of comprehensive income. Advertising expense for the years ended December 31, 2018, 2017 and 2016 was $61 million, $51 million and $44 million respectively.

Property and Equipment, Intangible Assets and Goodwill

Property and equipment consist of the following:

	As of		Estimated
	December 31,		Useful Lives
(In millions)	2018	2017	(Years)
Buildings and improvements	$20	$19	10 - 40
Technology and communications	78	51	3 - 7
Office equipment, furniture and fixtures, and vehicles	8	6	5 - 7
	107	77
Less accumulated depreciation	(59)	(46)
Net property and equipment	$47	$31

Depreciation of property and equipment, including depreciation of assets held under capital leases was $12 million, $9 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Fixed assets and intangible assets with finite lives are depreciated and amortized on a straight-line basis over their estimated useful lives. These lives are based on our previous experience for similar assets, potential market obsolescence and other industry and business data. As required by accounting standards for the impairment or disposal of long-lived assets, our fixed assets and finite-lived intangible assets are tested for recoverability whenever events or changes in circumstances indicate their carrying amounts may not be recoverable. If the carrying value is no longer recoverable based upon the undiscounted future cash flows of the asset, an impairment loss would be recognized equal to the difference between the carrying amount and the fair value of the asset. Changes in the estimated useful lives or in the asset values could cause us to adjust its book value or future expense accordingly.

As required under accounting standards for goodwill and other intangibles, goodwill is not subject to amortization, and intangible assets with indefinite useful lives are not amortized until their useful lives are determined to no longer be indefinite. Goodwill and intangible assets that are not subject to amortization are subject to assessment for impairment by applying a fair-value based test on an annual basis or more frequently if circumstances indicate a potential impairment. Goodwill and indefinite-lived intangible assets, primarily our trade names, are assessed annually for impairment during the fourth quarter or earlier upon the occurrence of certain events or substantive changes in circumstances. Our 2018, 2017, and 2016 annual impairment analyses, which were performed as of October 1 of each year, did not result in any goodwill or trade name impairments.

Restricted Net Assets

There are third-party restrictions on the ability of certain of our subsidiaries to transfer funds to us. These restrictions are related to our regulatory requirements. The payments of ordinary and extraordinary dividends by our subsidiaries are subject to significant regulatory restrictions under the laws and regulations of the states in which they operate. Among other things, such laws and regulations require certain such subsidiaries to maintain minimum capital and net worth requirements and may limit the amount of ordinary and extraordinary dividends and other payments that these subsidiaries can make to us. As of December 31, 2018, the total net assets subject to these third-party restrictions was $187 million.

Financial Instruments and Credit Risk

We hedge the interest payments on a portion of our variable rate debt through the use of interest rate swap agreements. We have classified our interest rate swap contract as a cash flow hedge, and, as such, the hedging instruments are recorded on the consolidated and combined statements of financial position as either an asset or liability at fair value, with the effective portion of changes in the fair value attributable to the hedged risks recorded in AOCI. The effect of derivative financial instrument transactions could have a material impact on our financial statements. We do not hold or issue derivative financial instruments for trading or speculative purposes.

Financial instruments, which potentially subject us to financial and credit risk, consist principally of investments and receivables. Investments consist primarily of publicly traded debt and certificates of deposit. We periodically review our portfolio of investments to determine whether there has been an other than temporary decline in the value of the investments from factors such as deterioration in the financial condition of the issuer or the market(s) in which the issuer competes. The majority of our receivables have little concentration of credit risk due to the large number of customers with relatively small balances and their dispersion across geographical areas. We maintain an allowance for losses based upon the expected collectability of receivables. See Note 18 to the accompanying consolidated and combined financial statements for information relating to the fair value of financial instruments.

Stock-Based Compensation

Stock-based compensation expense for stock options is estimated at the grant date based on an award’s fair value as calculated by the Black-Scholes option-pricing model and is recognized as expense over the requisite service period. The Black-Scholes model requires various highly judgmental assumptions including expected volatility and option life. If any of the assumptions used in the Black-Scholes model change significantly, stock-based compensation expense for future grants may differ materially from that recorded in the current period related to options granted to date. In addition, we estimate the expected forfeiture rate and only recognizes expense for those shares expected to vest. We estimate the forfeiture rate based on historical experience. To the extent the actual forfeiture rate is different from the estimate, stock-based compensation expense is adjusted accordingly. See Note 11 to the accompanying consolidated and combined financial statements for more details.

Income Taxes

Frontdoor and its subsidiaries file consolidated U.S. federal income tax returns. State and local returns are filed both on a separate company basis and on a combined unitary basis with Frontdoor. Current and deferred income taxes are provided for on a separate company basis. We account for income taxes using an asset and liability approach for the expected future tax consequences of events that have been recognized in our financial statements or tax returns. Deferred income taxes are provided to reflect the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized. We record a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in its tax return. We recognize potential interest and penalties related to its uncertain tax positions in income tax expense.

Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period, increased to include the number of shares of common stock that would have been outstanding had potential dilutive shares of common stock been issued. The dilutive effect of stock options and RSUs are reflected in diluted earnings per share by applying the treasury stock method.

For periods prior to the Spin-off, earnings per share was calculated based on the 84,515,619 shares of Frontdoor stock that were outstanding at the date of distribution. There were no Frontdoor equity awards outstanding prior to the Spin-off.

Segment Reporting

A public company is required to report annual and interim financial and descriptive information about its reportable operating segments. We operate our business under four brands, who each engage in the similar activity of providing home service plans to our customers. Our chief operating decision maker, who is our Chief Executive Officer, regularly evaluates financial information on a consolidated basis in deciding how to allocate resources and in assessing performance. As such, we operate as one operating segment, which is comprised of our four brands, and we have one reportable segment.

Newly Issued Accounting Standards

In May 2014, the FASB issued ASU 2014-09 to provide a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. Frontdoor adopted ASC 606, effective as of January 1, 2018, using the modified retrospective method to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with ASC 605. We implemented internal controls and system functionality where necessary to enable the preparation of financial information on adoption. See Note 2 to the accompanying consolidated and combined financial statements for more details.

In January 2016, the FASB issued ASU 2016-01 to change how entities measure certain equity investments, to require the disclosure of changes in the fair value of financial liabilities measured under the fair value option that are attributable to a company's own credit, and to change certain other disclosure requirements. The changes in ASU 2016-01 specifically require that the changes in fair value of all investments in equity securities be recognized in net income. In March 2018, the FASB issued ASU 2018-03, which amends ASU 2016-01 and provides further clarification regarding this standard. We adopted ASU 2018-03 effective as of January 1, 2018. There was an immaterial impact to the accompanying condensed combined financial statements as a result of our adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, which is the final standard on accounting for leases. In July 2018, the FASB issued ASU 2018-10 and ASU 2018-11, which amend ASU 2016-02 to provide companies an alternative transition method whereby it may elect to recognize and measure leases by applying the cumulative impact of adopting ASU 2016-02 to the opening retained earnings balance in the period of adoption, thereby removing the requirement that the financial statements of prior periods be restated. We plan to utilize this alternative transition method. While both lessees and lessors are affected by the new guidance, the effects on lessees are much more significant. The most significant change for lessees is the requirement under the new guidance to recognize right-of-use assets and lease liabilities for all leases not considered short-term leases. The lease liability represents the lessee’s obligation to make lease payments arising from a lease and will be measured as the present value of the lease payments. The right-of-use asset represents the lessee’s right to use a specified asset for the lease term, and will be measured at the lease liability amount, adjusted for lease prepayment, lease incentives received and the lessee’s initial direct costs. The guidance is effective for our fiscal year beginning January 1, 2019.

We will elect the package of practical expedients permitted under the transition guidance, which allows us to carryforward our historical lease classification, our assessment on whether a contract is or contains a lease, and our initial direct costs for any leases that exist prior to adoption of the new standard. Based on our lease portfolio, which consists of real estate leases, we currently anticipate recognizing a right-of-use asset and a lease liability of approximately $24 million. Other than disclosed, we do not expect the new standard to have an impact on our consolidated and combined financial statements or our debt covenants. We are currently evaluating the impact of this standard on our internal controls.

In May 2017, the FASB issued ASU 2017-09, which clarifies the scope of modification accounting for share-based payment arrangements. Specifically, an entity would not apply modification accounting if the fair value, vesting conditions and classification of the awards are the same immediately before and after the modification. We adopted ASU 2017-09 effective as of January 1, 2018 with no impact to the consolidated and combined financial statements as a result of our adoption of this standard and will apply the guidance prospectively to awards modified on or after the adoption date.

In August 2017, the FASB issued ASU 2017-12, which simplifies certain aspects of hedge accounting and improves disclosures of hedging arrangements through the elimination of the requirement to separately measure and report hedge ineffectiveness. The ASU generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item in order to align financial reporting of hedge relationships with economic results. Entities must apply the amendments to cash flow and net investment hedge relationships that exist on the date of adoption using a modified retrospective approach. The presentation and disclosure requirements must be applied prospectively. We elected to early adopt ASU 2017-12 in the fourth quarter of 2018, and there was no impact to the accompanying consolidated and combined financial statements as a result of our adoption of this standard.

In February 2018, the FASB issued ASU 2018-02, allowing a reclassification from AOCI to retained earnings for stranded tax effects resulting from the corporate income tax rate change adopted as part of U.S. Tax Reform. This standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. As allowed by ASU 2018-02, we elected to early adopt the amendments of ASU 2018-02 in the first quarter of 2018, and there was an immaterial impact to the accompanying consolidated and combined financial statements as a result of our adoption of this standard.

In October 2018, the FASB issued ASU 2018-16, which expands the list of U.S. benchmark interest rates permitted in the application of hedge accounting to include the Overnight Index Swap (“OIS”) rate based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a new index calculated by reference to short-term repurchase agreements backed by Treasury securities. It was selected as a preferred replacement for U.S. dollar LIBOR, which will be phased out by the end of 2021. As required by ASU 2018-16, we early adopted this standard in the fourth quarter of 2018 concurrently with ASU 2017-12, and there was no impact to the accompanying consolidated and combined financial statements as a result of our adoption of this standard.